EXHIBIT 23.16

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in the Post-Effective Amendment No. 7 on Form SB-2 to Registration Statement on Form S-1 (Registration No. 33-46467) of our report dated March 12, 1997, on our audit of the financial statements of News Communications, Inc. We also consent to the reference to our firm under the caption "Experts."


                                       COOPERS & LYBRAND L.L.P.


New York, New York
April 4, 1997



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